ANNUAL SHAREHOLDER MEETING November 18, 2019

Retiring Director Bob Dinsmore Thank you!

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include expected cost savings, synergies and other financial benefits from acquisitions might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust’s latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.htb.com and on the SEC’s website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or our SEC filings are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2020 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance. 3

HomeTrust Bancshares, Inc. Overview Headquarters: Asheville, NC Exchange/Ticker: NASDAQ: HTBI Founded: 1926 Number of Employees: 556 Locations: 41 (NC, SC, VA, TN) Stock Price: $26.17 Total Assets: $3.7 billion Price to TBV: 121% Total Loans: $2.5 billion Market Cap: $466 million Total Deposits: $2.5 billion Average Daily Volume: 33,561 Outstanding Shares: 6,763,221 17,818,145 Shares Repurchased (since Feb 19, 2013) or approx. 38% Financial data as of September 30, 2019 Market data as of November 14, 2019 4

Foundation for Growth and Performance •Added 7 larger growing markets in NC, SC, VA and East TN since conversion •Hired key experienced team members to buildout infrastructure to transition from rural thrift to commercial bank in metro markets •Hired 36 new Commercial Market Presidents / Commercial Relationship Managers / Line of Business Executives to grow commercial lending •Grown to the 2nd largest community bank headquartered in NC •Only remaining bank headquartered in Asheville, NC – Top 10 City in America (Source: Travel and Leisure) 5

Current Focus p Foundation for growth and performance Value Creation for Shareholders • EPS growth • Increasing franchise value • Investing in the future with enhanced/new lines of business • Core deposit growth • Noninterest income growth • Opportunistic acquisition strategy • Initiated quarterly cash dividends – November 2018 • Authorized additional 5% stock buyback program – October 2019 6

Improving Earnings Performance Dollars in thousands See Non-GAAP Disclosure Appendix 7

ROA Trajectory – Adjusted Return on Assets1 Normalized ROA Growth with Upward Momentum (1) See Non-GAAP Disclosure Appendix 8

Return On Assets – Positive Drivers Improving Noninterest Income Reducing Noninterest Expense 9

Strong Footprint for Growth 10

Loan Highlights Loan Portfolio Growth Fiscal 2019: Loan Portfolio Quarter-Ended 9/30/19: ▪ Organic loan growth of 10% ($229MM) ▪ Organic loan growth of 11% ($73MM) ▪ 97% growth in C&I loans and ▪ 68% annualized growth in Equipment Finance Equipment Finance ($144MM) ▪ 27% annualized growth in CRE ▪ 8% growth in CRE ($70MM) ▪ Transferred $257MM of 1-4 Family Loans to Held for Sale (to lower/rightsize the loan to deposit ratio) Recent Highlights/Enhancements: ▪ Hired 13 new Commercial / Business Banking revenue producers in last 12 months ▪ Hired/replaced 36 Commercial Market Presidents/Relationship Managers in last 5 years ▪ Began new SBA 7(a) loan program in 2018 which produced over $3MM in noninterest income in FY 2019 versus $1MM in fiscal 2018 ▪ SBA team of 6 now in place ▪ Developed new Equipment Finance line of business which produced over $145MM in originations in fiscal 2019 ▪ Equipment Finance team of 5 now in place since May 2018 ▪ Hired a Regional Sales Manager focused on medical device line of business ▪ Added 5 new mortgage loan officers in the last 12 months in 5 new metro markets ▪ Hired a new Director of Treasury Management 11

New SBA Line of Business Strategy ▪ Originate SBA 7(a) and USDA B&I loan facilities to provide additional lending products for deeper customer service andNew have a moreSBA robust Line basket of of Business tools from which Strategy to compete. ▪ SBA 7(a) and USDA B&I allows the Bank to offer non-traditional clients financing options while the Bank obtains a government guaranty, typically at 75% of the gross loan amount. ▪ This lending can be a means to continue to serve client’s needs when the Bank is nearing concentration limits. ▪ The originations can drive high levels of noninterest income through the sale of the guaranteed portion of the loan. The Bank then retains the unguaranteed portion, typically on an adjustable rate structure at a spread over the Prime Rate. Government shutdown Government shutdown 12

New Equipment Finance Strategy ▪ Offers a variety of solutions including leases, loans, and commercial finance agreements ▪ Target industriesNew andEquipment equipment types include: Finance manufacturing, Strategy machine tools, material handling, construction, transportation, and other essential use commercial equipment ▪ Typical transaction size ranges from $25,000 to $1 million, with an average size of $200,000 ▪ Short duration product with financing terms range from 24 to 84 months, with an average of 60 months 13

Transitioning to a Community Bank Loan Portfolio Transitioning to a Commercial Bank Portfolio Dollars in millions 5-Year CAGR of 13% 14

Total Loan Production Dollars in thousands 15

Drivers of Organic Loan Growth 2013 Dollars in thousands ➢ Began Buildout of Commercial Banking Infrastructure ➢ Restructured Mortgage Loan Origination Process 2014 ➢ Added Indirect Auto LOB ➢ Hired New Chief Credit Officer 2015 ➢ Opened Two Commercial LPOs 2017 ➢ Expanded Mortgage LOB in Metro Markets ➢ Opened New Commercial LPO ➢ Meridian – HELOC Originations ➢ Began developing new equipment finance line of business 2018 FY2016 FY 2013 FY 2014 FY 2015 FY FY2017 FY2019 FY2018 ➢ Added SBA 7(a) Loan Program ➢ Began equipment finance originations 2019 and Beyond • Equipment Finance • Business Banking • Consumer Lending Through Branches 16

Deposit/Retail Highlights Deposits – Fiscal 2019 Deposits – Quarter-Ended 9/30/19 ▪ 6% increase in total deposits ($131MM) ▪ Total deposit growth of 29% annualized ($167MM) ▪ Core deposits* make up 69% of total deposits ▪ Core deposit growth of 25% annualized (101MM) ▪ Average cost of total deposits of .70% ▪ Average cost of total deposits of 1.13% for year-to-date fiscal 2019 ▪ 9.7% increase in engaged checking accounts Retail Product/Process Improvements: ▪ 9.5% increase in the number of ‘sweet spot’ relationships – those households with checking, savings, and credit accounts (all 3) ▪ Implemented new loan decisioning platform and overhauled HELOC origination process, resulting in 75% increase in branch originations and 68% reduction in average time to close ▪ Selected new broker-dealer to expand our investment services capabilities ▪ Continually refining staffing models to achieve/maintain optimum FT/PT balance *Core deposits exclude all time deposits/certificates of deposit. 17

Deposit Portfolio Mix Dollars in thousands Total Total Total Deposits: Deposits: Deposits: $1,154,749 $2,048,451 $2,327,257 18

Capital Management First Ever Cash Dividend ▪ Initiated quarterly cash dividends of $0.06 payable to shareholders of record on November 21, 2018 ▪ Continuing quarterly cash dividend of $0.06 Stock Buy Backs (Dollars in thousands, except per Percent of share amounts) Outstanding Shares Number of Tangible Authorized to Shares Avg Cost / Book Approved Buy Backs be Purchased Purchased Total Cost Share Value 1st Buy Back (completed 4/29/13) 4% 846,400 $ 13,299 $ 15.71 $ 17.91 2nd Buy Back (completed 12/2/13) 5% 1,041,245 $ 17,055 $ 16.38 $ 17.94 3rd Buy Back (completed 11/18/14) 5% 989,183 $ 15,589 $ 15.76 $ 17.60 4th Buy Back (completed 8/5/15) 5% 1,023,266 $ 16,298 $ 15.93 $ 18.06 5th Buy Back (completed on 1/20/16) 5% 971,271 $ 18,089 $ 18.62 $ 18.47 6th Buy Back (completed on 11/8/18) 5% 922,855 $ 21,113 $ 22.88 $ 20.35 7th Buy Back (completed on 10/16/19) 5% 931,601 $ 23,886 $ 25.64 $ 21.65 8th Buy Back (approved 10/19) 5% 37,400 $ 971 $ 25.96 $ 21.65 Total repurchased through Oct 2019 38% 6,763,221 $ 126,300 $ 18.67 Remaining Shares to be purchased through 8th Buy Back 851,723 Total Shares Repurchased / Authorized 7,614,944 Source: Company documents previously filed with the SEC 19

Quarter Ended September 30, 2019 Highlights (Dollars in thousands, except per share amounts) Quarter Ended Change A. As Reported 09/30/2019 09/30/2018 Amount Percent 1. Net income $ 8,804 $ 7,790 $ 1,014 13% 2. Earnings per share (EPS) - diluted $ 0.49 $ 0.41 $ 0.08 20% 3. Return on assets (ROA) 0.99% 0.94% 0.05% 5% 4. Net interest margin (tax equivalent) 3.32% 3.45% (0.13%) -4% 5. Non-interest income $ 7,660 $ 5,613 $ 2,047 36% 6. Efficiency ratio (1) 67.20% 68.03% (0.83%) -1% B. Loan Growth 1. Organic Net Loan Growth: $ Growth $ 72,991 $ 76,797 $ (3,806) -5% % Growth (annualized) 11.30% 13.02% (1.72%) -13% 2. Loan Originations: Commercial portfolio $ 158,227 $ 144,660 $ 13,567 9% Retail portfolio 75,293 75,068 225 0% Loans originated for sale 78,919 43,135 35,784 83% Total Originations $ 312,439 $ 262,863 49,576 19% (1) See Non-GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC 20

Year Ended June 30, 2019 Highlights (Dollars in thousands, except per share amounts) Year Ended Change As Reported 06/30/2019 06/30/2018 Amount Percent Net Income $ 27,146 $ 8,235 $ 18,911 229.64% EPS - diluted $ 1.46 $ 0.44 $ 1.02 231.82% ROA 0.80% 0.25% 0.55% 220.00% Net interest margin (tax equivalent) 3.43% 3.46% (0.03%) (1%) Noninterest income $ 22,895 $ 18,972 $ 3,923 21% Efficiency ratio (1) 68.83% 70.12% (1.29%) (2%) Core Earnings (1) Net Income $ 26,821 $ 25,886 $ 935 4% EPS - diluted $ 1.46 $ 1.38 $ 0.08 6% ROA 0.79% 0.80% (0.01%) (1%) Organic Loan Growth $ Growth $ 228,642 $ 171,277 $ 57,365 33.49% % Growth 9.70% 7.80% 1.90% 24% Loan originations: Commercial portfolio $ 548,292 $ 590,503 $ (42,211) (7%) Retail portfolio 293,968 323,564 (29,596) (9%) Loans originated for sale 191,265 126,096 65,169 52% Total loan originations $ 1,033,525 $ 1,040,163 (6,638) (1%) (1) See Non-GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC 21

Value Drivers for HTBI ✓ Proven ability to grow organically ✓ Proven ability to grow through M&A ✓ Footprint in attractive metro markets with strong growth ✓ Strong experienced team of revenue producers ✓ Diversified loan portfolio including equipment finance/C&I lending ✓ Strong asset quality and credit discipline ✓ Attractive core deposit mix and cost ✓ Ability to generate additional noninterest income with mortgage banking and SBA lending ✓ Capital, credit, compliance strength for continued growth ✓ Second largest community bank headquartered in North Carolina ✓ Strong culture of alignment and teamwork, built on foundation of outstanding character and competence of team members 22

READY FOR WHAT’S NEXT Core Operating System Conversion - Spring 2020 Compelling Reasons For a New Operating System •Ability to offer best-of-breed digital and mobile services to our customers •Easier for our customer to bank with us via multiple channels •Process efficiencies and full integration •Intelligent workflows and automation of routine task •Efficient and open communication among all systems 23

Questions and Comments ▪ In accordance with the Rules of Conduct, each shareholder or proxyholder has an opportunity to ask questions or make comments. ▪ After you are recognized, proceed to the microphone. Please identify yourself by stating your name and whether you are a shareholder or hold the proxy for a shareholder. ▪ In order to provide all shareholders an opportunity to speak, questions and/or comments should be limited to two minutes per shareholder. ▪ Please direct all questions and comments to the Chairman, President and Chief Executive Officer. 24

THANK YOU, SHAREHOLDERS, AND HOMETRUST TEAM! 25

Non-GAAP Disclosure Appendix 26

Non-GAAP Disclosure Reconciliation In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains certain non-GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income excluding merger-related expenses, certain state income tax expense, adjustments for the change in federal tax law, and gain from the sale of premises and equipment; and earnings per share ("EPS"), return on assets ("ROA"), and return on equity ("ROE") excluding merger-related expenses, certain state income tax expense, adjustments for the change in federal tax law, and gain from the sale of premises and equipment. The Company believes these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital and earnings ability over time and in comparison to its competitors. These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for total stockholders' equity or operating results determined in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. 27

Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of our efficiency ratio: 28

Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of tangible book value, tangible book value per share, and share price to tangible book: 29

Non-GAAP Disclosure Reconciliation Set forth to the right is a reconciliation to GAAP net income, EPS, ROE, and ROA as adjusted to exclude merger- related expenses, certain state tax expense, adjustments for the change in federal tax law, gain on sale of premises and equipment, impairment charges for branch consolidation, and recovery of loan losses: 30